EAGLE LOGO
NUMBER
	SHARES
BOS	Cambex CORPORATION
	INCORPORATED UNDER THE LAWS OF
	THE COMMONWEALTH OF
MASSACHUSETTS


	CUSIP 132008 10 3


THIS CERTIFIES that
							SEE REVERSE FOR
CERTAIN DEFINITIONS
is the owner of


fully-paid and non-assessable shares of the COMMON STOCK, $.10 par value, of
CAMBEX CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate and the shares represented hereby are issued and held subject to the laws of The Commonwealth of Massachusetts, the Articles of Organization of the Corporation, as amended, and the By-Laws of the Corporation, as amended.
This Certificate is not valid until countersigned by the Transfer Agent.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated
CAMBEX CORPORATION
CORPORATE
SEAL
1968
MASSACHUSETTS
*
								CAMBEX
CORPORATION
/s/	David L. Cross
	/s/ Joseph F. Kruy
              TREASURER
PRESIDENT

COUNTERSIGNED:
  	AMERICAN STOCK TRANSFER & TRUST COMPANY
	(NEW YORK, N.Y.) 		TRANSFER AGENT

BY                                                       AUTHORIZED SIGNATURE


The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

	TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -
_______ Custodian _________
	TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
	JT TEN	-	as joint tenants with right		under
Uniform Gifts to Minors
		of survivorship and not as		Act
______________________
		tenants in common
	(State)


Additional abbreviations may also be used though not in the above list.


	For value received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________
___________________________________________



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
CODE, OF ASSIGNEE)




			    Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

	Attorney
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated: _________________________




						NOTICE:  THE SIGNATURE TO
THIS ASSIGNMENT MUST
CORRESPOND WITH
THE NAME AS
WRITTEN UPON THE
FACE OF THE
CERTIFICATE IN
EVERY PARTICULAR,
WITHOUT ALTERATION
OR ENLARGEMENT OR
ANY CHANGE
WHATEVER.